EXHIBIT 10.17

                   CONVERTIBLE UNSECURED NOTE

                               OF

                   CASINOVATIONS INCORPORATED


NO._________                                        $100,000.00

     CASINOVATIONS INCORPORATED, a Washington corporation (the "Corporation") for good and valuable consideration, the receipt of which is hereby acknowledged, hereby promises to pay to VIP'S Industries, Inc., (the "Holder") at 29757 SW Boones Ferry Road Wilsonville, OR 97070,the sum of One Hundred Thousand Dollars ($100,000.00) with interest thereon at six percent (6%) per annum (calculated on a three hundred and sixty (360) day year), payable on or before January 31, 1999. Interest shall accrue from December 19, 1997.

     1. CONVERTIBLE. The Corporation agrees to exchange the entire principal and interest of this note, or any portion thereof, at the holder's option, for shares of the Common Stock of the Corporation (the "Shares") based upon the following formula:

     One share of Common Stock for every Two Dollars and Ninety-Eight Cents ($2.98) of PRINCIPAL ONLY. In the event that prior to the conversion of this note to common stock the Corporation shall undergo a reorganization or recapitalization of its Common Stock, the conversion ratio stated herein shall be adjusted up or down in direct proportion to the increase or decrease of the Corporation's Common Stock by reason of such reorganization or recapitulate.

     The portion of any principal converted to Shares shall bear no interest under this note and the Corporation shall be under no obligation to pay interest, whether accrued or not, on the converted principal. For example, if the Holder converts all of the principal, no interest shall have accrued under this Note.
If the Holder only converts 1/2 of the principal, then interest shall only have accrued on the 1/2 of the principal not converted.

     The Holder cannot make the election to convert the note or any portion thereof until after December 31, 1998. After December 31, 1998, the Holder may elect to convert the note to Shares, provided that such election is made prior to January 31, 1999 (the "Expiration Date") and is made in compliance with the terms and conditions provided herein. The Holder shall elect to exercise the conversion, if at all, by timely surrendering to the Corporation this note, together with the written exercise (per Exhibit "A"), on or before the expiration date stated hereinabove.


CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 1 of 6

     Within a reasonable time following the election to convert the shares by the Holder, the Corporation shall cause to be issued in the name of and delivered to the Holder a certificate or certificates for the Shares.

     No fractional Shares shall be converted under this Note.

     2    INVESTMENT.  The Holder agrees that at the time of
converting this note, the Holder will sign, if requested, a written agreement with the Corporation in which the Holder represents that the Holder is acquiring the Shares solely for the Holder's own account, for investment and not with a view for resale or distribution. The Shares acquired herein shall have registration rights that require the Corporation to register with the Securities and Exchange Commission, as part of any future registration of its shares, the Shares convertible by this Note.

     3. DIVIDENDS. The Holder shall only be permitted to vote the Shares and participate in dividends after the note is converted as provided in paragraph 1 herein above. Dividends declared, but not paid prior to the conversion of this note, shall not be paid to the Holder of this note.

     4. REPRESENTATIONS OF HOLDER. The Holder warrants and represents the following:

     (a) SECURITIES. Holder acknowledges that this note and the Shares that may be converted under this note have not been registered under the Securities Act of 1993, nor any other securities act. By accepting the note, the Holder agrees to be bound by the restrictions imposed by law. The Holder warrants that this note and the Shares are acquired for investment only and may not be sold or transferred for value in the absence of an effective registration under applicable securities laws and acts or an exemption from the registration requirements of Federal and State securities laws. By accepting the note or converting the note to the shares of common stock evidenced by this Agreement, the Holder agrees to be bound by all restrictions imposed by law.

     (b) RELIANCE. The Holder acknowledges and warrants that he has not relied upon any representation of the Corporation, or its agents and representatives regarding the financial status or business condition of the Corporation. The Holder warrants that it has investigated the business of the Corporation and has independently reached a conclusion as to its viability.

     (c) DILUTION. The Holder acknowledges that any Shares issued upon the subsequent conversion of this Note may be substantially diluted for many reasons including but not limited to the lack of pre-emptive rights, a public offering and/or additional investors.


CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 2 of 6

     5. RIGHTS. This Note shall not entitle the Holder to any rights afforded holders of the Shares of the Corporation, including, but not limited to, the right to vote, the right to exercise any preemptive right, the right to share in dividends, or any other right pertaining to the Shares.

     6.   TERMINATION OF CONVERSION RIGHTS UPON THE HAPPENING OF
CERTAIN ADDITIONAL EVENTS. Notwithstanding any other provision hereof, the conversion rights will expire and become void if:

     (a) The Corporation is voluntarily or involuntarily dissolved, liquidated, wound up, or merged into or with another entity;

     (b)  The Holder does not timely exercise his note; or

     (c) The Holder is voluntarily or involuntarily liquidated, is in bankruptcy, or is declared insolvent.

     7. UNSECURED. The obligations of the Corporation under this note are unsecured.

     8.   MISCELLANEOUS

     (a) NONTRANSFERABILITY. The Holder will not pledge, hypothecate, assign, sell or otherwise transfer, in any manner or form, or encumber this Note as this Note is not transferable in any manner or form, whether direct or indirectly except to Holder's estate, personal representative or executor.

     (b) NOTICES- Any notice, offer, acceptance, demand, request, consent, or other communication required or permitted under this note must be in writing and will be deemed to have been duly given or made either (1) when delivered personally to the party to whom it is directed (or any officer or agent of such party), or (2) three (3) days after being deposited in the United States' mail, certified or registered, postage prepaid, return receipt requested, and properly addressed to the party to whom it is directed. A communication will be deemed to he properly addressed if sent to a party at the address provided below:

     If to the Corporation:

          Casinovations Incorporated
          Suite 311
          3909 South Maryland Parkway
          Las Vegas, NV   89119
          Attn:  Jay King

     If to the Holder:

          VIP'S Industries, Inc.
          29757 SW Boones Ferry Road
          Wilsonville, OR  97070
          Attn:  Steven V. Johnson


CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 3 of 6

     (c) GOVERNING LAW. This note will be governed by and construed and enforced in accordance with the laws of the State of Nevada with venue and jurisdictions in Clark County, State of Nevada.

     (d) SUCCESSORS AND ASSIGNS. All of the provisions of this note will bind the Corporation, its successors and assigns, the Holder, and the Holder's heirs, personal representative, and guardians.

     (e) LEGAL REPRESENTATION. Each party hereto hereby stipulates that he has been represented by counsel of his own choosing in connection with this Note. Each party has had the contents of this Note fully explained by his respective counsel and each party is fully aware of the contents of this Note and its legal effect or has waived right to independent counsel even though they have been timely advised to obtain independent legal counsel.

     (f) SCHEDULES AND EXHIBITS. All schedules and exhibits attached to this Agreement shall be deemed part of this Note and incorporated herein, where applicable, as if fully set forth herein.

     (g) COUNTERPARTS. This Note may be executed simultaneously in any number of counterparts and/or by facsimile, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     (i) INTERPRETATION. This Note is the product of negotiation and amendment, and shall not be interpreted particularly for or against either party because that party's legal representative drafted this Agreement or a portion of it.

     (j) LEGAL FEES. If there is any action, including arbitration, at law or in equity to enforce any of the provision or rights under this Note, the unsuccessful party of such arbitration or litigation, as determined by the Tribunal in a final judgement or decree, shall pay the successful party or parties all costs, expenses and reasonable attorney's fees incurred therein by such party or parties (including without limitation such costs, expenses and fees on any appeals), and if such successful party shall recover judgement in any such action or proceeding, such costs, expenses and attorney's fees shall be included as part of such judgement.

     (k) NECESSARY DOCUMENT. The parties above agree to execute any and all documents that may be necessary to effectuate this Note.


CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 4 of 6

     IN WITNESS OF THE PARTIES AGREEMENT, the Corporation has caused this note to be executed in its corporate name by its duly appointed and authorized officer, as of this ___________ day of December, 1997.

ATTEST:                             CASINOVATIONS INCORPORATED

/s/ Jay L. King                     /s/
_________________________           ____________________________
Its Secretary                       Its Chairman

Accepted and agreed to by:

/s/ Steven V. Johnson
Holder - VIP'S Industries, Inc.
Steven V. Johnson, President


CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 5 of 6

                           EXHIBIT "A"

                       ELECTION TO CONVERT


Ladies and Gentlemen:

     The undersigned hereby irrevocably convert $_____________ of its principal under the Convertible Unsecured Note for _______________ (_____) shares of the common stock of Casinovations Incorporated, a Washington corporation The undersigned requests that a certificate for such shares be issued in the name of the undersigned and delivered to the undersigned at the address listed below.

Dated:___________________    ____________________________________


                              ___________________________________
                              Address

                              ___________________________________


CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 6 of 6

                   CONVERTIBLE UNSECURED NOTE

                               OF

                   CASINOVATIONS INCORPORATED


NO._________                                         $50,000.00

     CASINOVATIONS INCORPORATED, a Washington corporation (the "Corporation") for good and valuable consideration, the receipt of which is hereby acknowledged, hereby promises to pay to David Goldsmith, (the "Holder") at 630 Third Avenue New York, NY 10017,the sum of Fifty Thousand Dollars ($50,000.00) with interest thereon at six percent (6%) per annum (calculated on a three hundred and sixty (360) day year), payable on or before January 31, 1999. Interest shall accrue from January 8, 1998.

     1. CONVERTIBLE. The Corporation agrees to exchange the entire principal and interest of this note, or any portion thereof, at the holder's option, for shares of the Common Stock of the Corporation (the "Shares") based upon the following formula:

     One share of Common Stock for every Two Dollars and Ninety-Eight Cents ($2.98) of PRINCIPAL ONLY. In the event that prior to the conversion of this note to common stock the Corporation shall undergo a reorganization or recapitalization of its Common Stock, the conversion ratio stated herein shall be adjusted up or down in direct proportion to the increase or decrease of the Corporation's Common Stock by reason of such reorganization or recapitulate.

     The portion of any principal converted to Shares shall bear no interest under this note and the Corporation shall be under no obligation to pay interest, whether accrued or not, on the converted principal. For example, if the Holder converts all of the principal, no interest shall have accrued under this Note.
If the Holder only converts 1/2 of the principal, then interest shall only have accrued on the 1/2 of the principal not converted.

     The Holder cannot make the election to convert the note or any portion thereof until after December 31, 1998. After December 31, 1998, the Holder may elect to convert the note to Shares, provided that such election is made prior to January 31, 1999 (the "Expiration Date") and is made in compliance with the terms and conditions provided herein. The Holder shall elect to exercise the conversion, if at all, by timely surrendering to the Corporation this note, together with the written exercise (per Exhibit "A"), on or before the expiration date stated hereinabove.

CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 1 of 6

     Within a reasonable time following the election to convert the shares by the Holder, the Corporation shall cause to be issued in the name of and delivered to the Holder a certificate or certificates for the Shares.

     No fractional Shares shall be converted under this Note.

     2    INVESTMENT.  The Holder agrees that at the time of
converting this note, the Holder will sign, if requested, a written agreement with the Corporation in which the Holder represents that the Holder is acquiring the Shares solely for the Holder's own account, for investment and not with a view for resale or distribution. The Shares acquired herein shall have registration rights that require the Corporation to register with the Securities and Exchange Commission, as part of any future registration of its shares, the Shares convertible by this Note.

     3. DIVIDENDS. The Holder shall only be permitted to vote the Shares and participate in dividends after the note is converted as provided in paragraph 1 herein above. Dividends declared, but not paid prior to the conversion of this note, shall not be paid to the Holder of this note.

     4. REPRESENTATIONS OF HOLDER. The Holder warrants and represents the following:

     (a) SECURITIES. Holder acknowledges that this note and the Shares that may be converted under this note have not been registered under the Securities Act of 1993, nor any other securities act. By accepting the note, the Holder agrees to be bound by the restrictions imposed by law. The Holder warrants that this note and the Shares are acquired for investment only and may not be sold or transferred for value in the absence of an effective registration under applicable securities laws and acts or an exemption from the registration requirements of Federal and State securities laws. By accepting the note or converting the note to the shares of common stock evidenced by this Agreement, the Holder agrees to be bound by all restrictions imposed by law.

     (b) RELIANCE. The Holder acknowledges and warrants that he has not relied upon any representation of the Corporation, or its agents and representatives regarding the financial status or business condition of the Corporation. The Holder warrants that it has investigated the business of the Corporation and has independently reached a conclusion as to its viability.

     (c) DILUTION. The Holder acknowledges that any Shares issued upon the subsequent conversion of this Note may be substantially diluted for many reasons including but not limited to the lack of pre-emptive rights, a public offering and/or additional investors.


CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 2 of 6

     5. RIGHTS. This Note shall not entitle the Holder to any rights afforded holders of the Shares of the Corporation, including, but not limited to, the right to vote, the right to exercise any preemptive right, the right to share in dividends, or any other right pertaining to the Shares.

     6.   TERMINATION OF CONVERSION RIGHTS UPON THE HAPPENING OF
CERTAIN ADDITIONAL EVENTS. Notwithstanding any other provision hereof, the conversion rights will expire and become void if:

     (a) The Corporation is voluntarily or involuntarily dissolved, liquidated, wound up, or merged into or with another entity;

     (b)  The Holder does not timely exercise his note; or

     (c) The Holder is voluntarily or involuntarily liquidated, is in bankruptcy, or is declared insolvent.

     7. UNSECURED. The obligations of the Corporation under this note are unsecured.

     8.   MISCELLANEOUS

     (a) NONTRANSFERABILITY. The Holder will not pledge, hypothecate, assign, sell or otherwise transfer, in any manner or form, or encumber this Note as this Note is not transferable in any manner or form, whether direct or indirectly except to Holder's estate, personal representative or executor.

     (b) NOTICES- Any notice, offer, acceptance, demand, request, consent, or other communication required or permitted under this note must be in writing and will be deemed to have been duly given or made either (1) when delivered personally to the party to whom it is directed (or any officer or agent of such party), or (2) three (3) days after being deposited in the United States' mail, certified or registered, postage prepaid, return receipt requested, and properly addressed to the party to whom it is directed. A communication will be deemed to he properly addressed if sent to a party at the address provided below:

     If to the Corporation:

          Casinovations Incorporated
          Suite 311
          3909 South Maryland Parkway
          Las Vegas, NV   89119
          Attn:  Jay King

     If to the Holder:



CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED

     (c) GOVERNING LAW. This note will be governed by and construed and enforced in accordance with the laws of the State of Nevada with venue and jurisdictions in Clark County, State of Nevada.

     (d) SUCCESSORS AND ASSIGNS. All of the provisions of this note will bind the Corporation, its successors and assigns, the Holder, and the Holder's heirs, personal representative, and guardians.

     (e) LEGAL REPRESENTATION. Each party hereto hereby stipulates that he has been represented by counsel of his own choosing in connection with this Note. Each party has had the contents of this Note fully explained by his respective counsel and each party is fully aware of the contents of this Note and its legal effect or has waived right to independent counsel even though they have been timely advised to obtain independent legal counsel.

     (f) SCHEDULES AND EXHIBITS. All schedules and exhibits attached to this Agreement shall be deemed part of this Note and incorporated herein, where applicable, as if fully set forth herein.

     (g) COUNTERPARTS. This Note may be executed simultaneously in any number of counterparts and/or by facsimile, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     (i) INTERPRETATION. This Note is the product of negotiation and amendment, and shall not be interpreted particularly for or against either party because that party's legal representative drafted this Agreement or a portion of it.

     (j) LEGAL FEES. If there is any action, including arbitration, at law or in equity to enforce any of the provision or rights under this Note, the unsuccessful party of such arbitration or litigation, as determined by the Tribunal in a final judgement or decree, shall pay the successful party or parties all costs, expenses and reasonable attorney's fees incurred therein by such party or parties (including without limitation such costs, expenses and fees on any appeals), and if such successful party shall recover judgement in any such action or proceeding, such costs, expenses and attorney's fees shall be included as part of such judgement.

     (k) NECESSARY DOCUMENT. The parties above agree to execute any and all documents that may be necessary to effectuate this Note.


CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 4 of 6

     IN WITNESS OF THE PARTIES AGREEMENT, the Corporation has caused this note to be executed in its corporate name by its duly appointed and authorized officer, as of this ___________ day of December, 1997.

ATTEST:                             CASINOVATIONS INCORPORATED

/s/ Jay L. King                     /s/
__________________________          _____________________________
Its Secretary                       Its Chairman

Accepted and agreed to by:

/s/ David Goldsmith
Holder



CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 5 of 6

                           EXHIBIT "A"

                       ELECTION TO CONVERT


Ladies and Gentlemen:

     The undersigned hereby irrevocably convert $_____________ of its principal under the Convertible Unsecured Note for _______________ (_____) shares of the common stock of Casinovations Incorporated, a Washington corporation The undersigned requests that a certificate for such shares be issued in the name of the undersigned and delivered to the undersigned at the address listed below.

Dated:___________________     ___________________________________


                              ___________________________________
                              Address

                              ___________________________________



CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 6 of 6

                   CONVERTIBLE UNSECURED NOTE

                               OF

                   CASINOVATIONS INCORPORATED


NO._________                                         $50,000.00

     CASINOVATIONS INCORPORATED, a Washington corporation (the "Corporation") for good and valuable consideration, the receipt of which is hereby acknowledged, hereby promises to pay to Jay Willoughby, (the "Holder") at 103 St. Clair Court Princeton, NJ 08540,the sum of Fifty Thousand Dollars ($50,000.00) with interest thereon at six percent (6%) per annum (calculated on a three hundred and sixty (360) day year), payable on or before January 31, 1999. Interest shall accrue from January 5, 1998.

     1. CONVERTIBLE. The Corporation agrees to exchange the entire principal and interest of this note, or any portion thereof, at the holder's option, for shares of the Common Stock of the Corporation (the "Shares") based upon the following formula:

     One share of Common Stock for every Two Dollars and Ninety-Eight Cents ($2.98) of PRINCIPAL ONLY. In the event that prior to the conversion of this note to common stock the Corporation shall undergo a reorganization or recapitalization of its Common Stock, the conversion ratio stated herein shall be adjusted up or down in direct proportion to the increase or decrease of the Corporation's Common Stock by reason of such reorganization or recapitulate.

     The portion of any principal converted to Shares shall bear no interest under this note and the Corporation shall be under no obligation to pay interest, whether accrued or not, on the converted principal. For example, if the Holder converts all of the principal, no interest shall have accrued under this Note.
If the Holder only converts 1/2 of the principal, then interest shall only have accrued on the 1/2 of the principal not converted.

     The Holder cannot make the election to convert the note or any portion thereof until after December 31, 1998. After December 31, 1998, the Holder may elect to convert the note to Shares, provided that such election is made prior to January 31, 1999 (the "Expiration Date") and is made in compliance with the terms and conditions provided herein. The Holder shall elect to exercise the conversion, if at all, by timely surrendering to the Corporation this note, together with the written exercise (per Exhibit "A"), on or before the expiration date stated hereinabove.

CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 1 of 6

     Within a reasonable time following the election to convert the shares by the Holder, the Corporation shall cause to be issued in the name of and delivered to the Holder a certificate or certificates for the Shares.

     No fractional Shares shall be converted under this Note.

     2    INVESTMENT.  The Holder agrees that at the time of
converting this note, the Holder will sign, if requested, a written agreement with the Corporation in which the Holder represents that the Holder is acquiring the Shares solely for the Holder's own account, for investment and not with a view for resale or distribution. The Shares acquired herein shall have registration rights that require the Corporation to register with the Securities and Exchange Commission, as part of any future registration of its shares, the Shares convertible by this Note.

     3. DIVIDENDS. The Holder shall only be permitted to vote the Shares and participate in dividends after the note is converted as provided in paragraph 1 herein above. Dividends declared, but not paid prior to the conversion of this note, shall not be paid to the Holder of this note.

     4. REPRESENTATIONS OF HOLDER. The Holder warrants and represents the following:

     (a) SECURITIES. Holder acknowledges that this note and the Shares that may be converted under this note have not been registered under the Securities Act of 1993, nor any other securities act. By accepting the note, the Holder agrees to be bound by the restrictions imposed by law. The Holder warrants that this note and the Shares are acquired for investment only and may not be sold or transferred for value in the absence of an effective registration under applicable securities laws and acts or an exemption from the registration requirements of Federal and State securities laws. By accepting the note or converting the note to the shares of common stock evidenced by this Agreement, the Holder agrees to be bound by all restrictions imposed by law.

     (b) RELIANCE. The Holder acknowledges and warrants that he has not relied upon any representation of the Corporation, or its agents and representatives regarding the financial status or business condition of the Corporation. The Holder warrants that it has investigated the business of the Corporation and has independently reached a conclusion as to its viability.

     (c) DILUTION. The Holder acknowledges that any Shares issued upon the subsequent conversion of this Note may be substantially diluted for many reasons including but not limited to the lack of pre-emptive rights, a public offering and/or additional investors.


CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 2 of 6

     5. RIGHTS. This Note shall not entitle the Holder to any rights afforded holders of the Shares of the Corporation, including, but not limited to, the right to vote, the right to exercise any preemptive right, the right to share in dividends, or any other right pertaining to the Shares.

     6.   TERMINATION OF CONVERSION RIGHTS UPON THE HAPPENING OF
CERTAIN ADDITIONAL EVENTS. Notwithstanding any other provision hereof, the conversion rights will expire and become void if:

     (a) The Corporation is voluntarily or involuntarily dissolved, liquidated, wound up, or merged into or with another entity;

     (b)  The Holder does not timely exercise his note; or

     (c) The Holder is voluntarily or involuntarily liquidated, is in bankruptcy, or is declared insolvent.

     7. UNSECURED. The obligations of the Corporation under this note are unsecured.

     8.   MISCELLANEOUS

     (a) NONTRANSFERABILITY. The Holder will not pledge, hypothecate, assign, sell or otherwise transfer, in any manner or form, or encumber this Note as this Note is not transferable in any manner or form, whether direct or indirectly except to Holder's estate, personal representative or executor.

     (b) NOTICES- Any notice, offer, acceptance, demand, request, consent, or other communication required or permitted under this note must be in writing and will be deemed to have been duly given or made either (1) when delivered personally to the party to whom it is directed (or any officer or agent of such party), or (2) three (3) days after being deposited in the United States' mail, certified or registered, postage prepaid, return receipt requested, and properly addressed to the party to whom it is directed. A communication will be deemed to he properly addressed if sent to a party at the address provided below:

     If to the Corporation:

          Casinovations Incorporated
          Suite 311
          3909 South Maryland Parkway
          Las Vegas, NV   89119
          Attn:  Jay King

     If to the Holder:



CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED

     (c) GOVERNING LAW. This note will be governed by and construed and enforced in accordance with the laws of the State of Nevada with venue and jurisdictions in Clark County, State of Nevada.

     (d) SUCCESSORS AND ASSIGNS. All of the provisions of this note will bind the Corporation, its successors and assigns, the Holder, and the Holder's heirs, personal representative, and guardians.

     (e) LEGAL REPRESENTATION. Each party hereto hereby stipulates that he has been represented by counsel of his own choosing in connection with this Note. Each party has had the contents of this Note fully explained by his respective counsel and each party is fully aware of the contents of this Note and its legal effect or has waived right to independent counsel even though they have been timely advised to obtain independent legal counsel.

     (f) SCHEDULES AND EXHIBITS. All schedules and exhibits attached to this Agreement shall be deemed part of this Note and incorporated herein, where applicable, as if fully set forth herein.

     (g) COUNTERPARTS. This Note may be executed simultaneously in any number of counterparts and/or by facsimile, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     (i) INTERPRETATION. This Note is the product of negotiation and amendment, and shall not be interpreted particularly for or against either party because that party's legal representative drafted this Agreement or a portion of it.

     (j) LEGAL FEES. If there is any action, including arbitration, at law or in equity to enforce any of the provision or rights under this Note, the unsuccessful party of such arbitration or litigation, as determined by the Tribunal in a final judgement or decree, shall pay the successful party or parties all costs, expenses and reasonable attorney's fees incurred therein by such party or parties (including without limitation such costs, expenses and fees on any appeals), and if such successful party shall recover judgement in any such action or proceeding, such costs, expenses and attorney's fees shall be included as part of such judgement.

     (k) NECESSARY DOCUMENT. The parties above agree to execute any and all documents that may be necessary to effectuate this Note.


CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 4 of 6

     IN WITNESS OF THE PARTIES AGREEMENT, the Corporation has caused this note to be executed in its corporate name by its duly appointed and authorized officer, as of this ___________ day of December, 1997.

ATTEST:                             CASINOVATIONS INCORPORATED

/s/ Jay L. King                     /s/
__________________________          _____________________________
Its Secretary                       Its Chairman

Accepted and agreed to by:

/s/ Jay Willoughby
Holder



CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 5 of 6

                           EXHIBIT "A"

                       ELECTION TO CONVERT


Ladies and Gentlemen:

     The undersigned hereby irrevocably convert $_____________ of its principal under the Convertible Unsecured Note for _______________ (_____) shares of the common stock of Casinovations Incorporated, a Washington corporation The undersigned requests that a certificate for such shares be issued in the name of the undersigned and delivered to the undersigned at the address listed below.

Dated:___________________     ___________________________________


                              ___________________________________
                              Address

                              ___________________________________



CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 6 of 6

                   CONVERTIBLE UNSECURED NOTE

                               OF

                   CASINOVATIONS INCORPORATED


NO._________                                        $150,000.00

     CASINOVATIONS INCORPORATED, a Washington corporation (the "Corporation") for good and valuable consideration, the receipt of which is hereby acknowledged, hereby promises to pay to Richard Huson, (the "Holder") at 121 SW Morrison Avenue Portland, OR 97204,the sum of One Hundred Fifty Thousand Dollars ($150,000.00) with interest thereon at six percent (6%) per annum (calculated on a three hundred and sixty (360) day year), payable on or before January 31, 1999. Interest shall accrue from January 8, 1998.

     1. CONVERTIBLE. The Corporation agrees to exchange the entire principal and interest of this note, or any portion thereof, at the holder's option, for shares of the Common Stock of the Corporation (the "Shares") based upon the following formula:

     One share of Common Stock for every Two Dollars and Ninety-Eight Cents ($2.98) of PRINCIPAL ONLY. In the event that prior to the conversion of this note to common stock the Corporation shall undergo a reorganization or recapitalization of its Common Stock, the conversion ratio stated herein shall be adjusted up or down in direct proportion to the increase or decrease of the Corporation's Common Stock by reason of such reorganization or recapitulate.

     The portion of any principal converted to Shares shall bear no interest under this note and the Corporation shall be under no obligation to pay interest, whether accrued or not, on the converted principal. For example, if the Holder converts all of the principal, no interest shall have accrued under this Note.
If the Holder only converts 1/2 of the principal, then interest shall only have accrued on the 1/2 of the principal not converted.

     The Holder cannot make the election to convert the note or any portion thereof until after December 31, 1998. After December 31, 1998, the Holder may elect to convert the note to Shares, provided that such election is made prior to January 31, 1999 (the "Expiration Date") and is made in compliance with the terms and conditions provided herein. The Holder shall elect to exercise the conversion, if at all, by timely surrendering to the Corporation this note, together with the written exercise (per Exhibit "A"), on or before the expiration date stated hereinabove.

CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 1 of 6

     Within a reasonable time following the election to convert the shares by the Holder, the Corporation shall cause to be issued in the name of and delivered to the Holder a certificate or certificates for the Shares.

     No fractional Shares shall be converted under this Note.

     2    INVESTMENT.  The Holder agrees that at the time of
converting this note, the Holder will sign, if requested, a written agreement with the Corporation in which the Holder represents that the Holder is acquiring the Shares solely for the Holder's own account, for investment and not with a view for resale or distribution. The Shares acquired herein shall have registration rights that require the Corporation to register with the Securities and Exchange Commission, as part of any future registration of its shares, the Shares convertible by this Note.

     3. DIVIDENDS. The Holder shall only be permitted to vote the Shares and participate in dividends after the note is converted as provided in paragraph 1 herein above. Dividends declared, but not paid prior to the conversion of this note, shall not be paid to the Holder of this note.

     4. REPRESENTATIONS OF HOLDER. The Holder warrants and represents the following:

     (a) SECURITIES. Holder acknowledges that this note and the Shares that may be converted under this note have not been registered under the Securities Act of 1993, nor any other securities act. By accepting the note, the Holder agrees to be bound by the restrictions imposed by law. The Holder warrants that this note and the Shares are acquired for investment only and may not be sold or transferred for value in the absence of an effective registration under applicable securities laws and acts or an exemption from the registration requirements of Federal and State securities laws. By accepting the note or converting the note to the shares of common stock evidenced by this Agreement, the Holder agrees to be bound by all restrictions imposed by law.

     (b) RELIANCE. The Holder acknowledges and warrants that he has not relied upon any representation of the Corporation, or its agents and representatives regarding the financial status or business condition of the Corporation. The Holder warrants that it has investigated the business of the Corporation and has independently reached a conclusion as to its viability.

     (c) DILUTION. The Holder acknowledges that any Shares issued upon the subsequent conversion of this Note may be substantially diluted for many reasons including but not limited to the lack of pre-emptive rights, a public offering and/or additional investors.


CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 2 of 6

     5. RIGHTS. This Note shall not entitle the Holder to any rights afforded holders of the Shares of the Corporation, including, but not limited to, the right to vote, the right to exercise any preemptive right, the right to share in dividends, or any other right pertaining to the Shares.

     6.   TERMINATION OF CONVERSION RIGHTS UPON THE HAPPENING OF
CERTAIN ADDITIONAL EVENTS. Notwithstanding any other provision hereof, the conversion rights will expire and become void if:

     (a) The Corporation is voluntarily or involuntarily dissolved, liquidated, wound up, or merged into or with another entity;

     (b)  The Holder does not timely exercise his note; or

     (c) The Holder is voluntarily or involuntarily liquidated, is in bankruptcy, or is declared insolvent.

     7. UNSECURED. The obligations of the Corporation under this note are unsecured.

     8.   MISCELLANEOUS

     (a) NONTRANSFERABILITY. The Holder will not pledge, hypothecate, assign, sell or otherwise transfer, in any manner or form, or encumber this Note as this Note is not transferable in any manner or form, whether direct or indirectly except to Holder's estate, personal representative or executor.

     (b) NOTICES- Any notice, offer, acceptance, demand, request, consent, or other communication required or permitted under this note must be in writing and will be deemed to have been duly given or made either (1) when delivered personally to the party to whom it is directed (or any officer or agent of such party), or (2) three (3) days after being deposited in the United States' mail, certified or registered, postage prepaid, return receipt requested, and properly addressed to the party to whom it is directed. A communication will be deemed to he properly addressed if sent to a party at the address provided below:

     If to the Corporation:

          Casinovations Incorporated
          Suite 311
          3909 South Maryland Parkway
          Las Vegas, NV   89119
          Attn:  Jay King

     If to the Holder:



CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED

     (c) GOVERNING LAW. This note will be governed by and construed and enforced in accordance with the laws of the State of Nevada with venue and jurisdictions in Clark County, State of Nevada.

     (d) SUCCESSORS AND ASSIGNS. All of the provisions of this note will bind the Corporation, its successors and assigns, the Holder, and the Holder's heirs, personal representative, and guardians.

     (e) LEGAL REPRESENTATION. Each party hereto hereby stipulates that he has been represented by counsel of his own choosing in connection with this Note. Each party has had the contents of this Note fully explained by his respective counsel and each party is fully aware of the contents of this Note and its legal effect or has waived right to independent counsel even though they have been timely advised to obtain independent legal counsel.

     (f) SCHEDULES AND EXHIBITS. All schedules and exhibits attached to this Agreement shall be deemed part of this Note and incorporated herein, where applicable, as if fully set forth herein.

     (g) COUNTERPARTS. This Note may be executed simultaneously in any number of counterparts and/or by facsimile, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

     (i) INTERPRETATION. This Note is the product of negotiation and amendment, and shall not be interpreted particularly for or against either party because that party's legal representative drafted this Agreement or a portion of it.

     (j) LEGAL FEES. If there is any action, including arbitration, at law or in equity to enforce any of the provision or rights under this Note, the unsuccessful party of such arbitration or litigation, as determined by the Tribunal in a final judgement or decree, shall pay the successful party or parties all costs, expenses and reasonable attorney's fees incurred therein by such party or parties (including without limitation such costs, expenses and fees on any appeals), and if such successful party shall recover judgement in any such action or proceeding, such costs, expenses and attorney's fees shall be included as part of such judgement.

     (k) NECESSARY DOCUMENT. The parties above agree to execute any and all documents that may be necessary to effectuate this Note.


CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 4 of 6

     IN WITNESS OF THE PARTIES AGREEMENT, the Corporation has caused this note to be executed in its corporate name by its duly appointed and authorized officer, as of this ___________ day of December, 1997.

ATTEST:                             CASINOVATIONS INCORPORATED

/s/ Jay L. King                     /s/
_________________________           _____________________________
Its Secretary                       Its Chairman

Accepted and agreed to by:

/s/ Richard S. Huson
Holder



CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 5 of 6

                           EXHIBIT "A"

                       ELECTION TO CONVERT


Ladies and Gentlemen:

     The undersigned hereby irrevocably convert $_____________ of its principal under the Convertible Unsecured Note for _______________ (_____) shares of the common stock of Casinovations Incorporated, a Washington corporation The undersigned requests that a certificate for such shares be issued in the name of the undersigned and delivered to the undersigned at the address listed below.

Dated:___________________     ___________________________________


                              ___________________________________
                              Address

                              ___________________________________



CONVERTIBLE UNSECURED NOTE
CASINOVATIONS INCORPORATED
Page 6 of 6